UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2019

BioTime, Inc.

(Exact name of registrant as specified in its charter)

California	001-12830	94-3127919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 Atlantic Avenue

Suite 102

Alameda, California 94501

(Address of principal executive offices)

(510) 521-3390

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 8, 2019 (the “Closing Date”), pursuant to the terms of the Agreement and Plan of Merger, dated November 7, 2018 (the “Merger Agreement”), by and between BioTime, Inc., a California corporation (“BioTime”), Patrick Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of BioTime (“Merger Sub”), and Asterias Biotherapeutics, Inc., a Delaware corporation (“Asterias”), Merger Sub was merged with and into Asterias (the “Merger”), with Asterias surviving the Merger as a wholly-owned subsidiary of BioTime.

The Merger became effective on March 8, 2019, when the certificate of merger of Asterias and Merger Sub was filed with the Secretary of State of the State of Delaware (the “Effective Time”). At the Effective Time, by virtue of the Merger and without any action on the part of any Asterias stockholder, each share of Series A common stock of Asterias, par value $0.0001 per share (“Asterias Common Stock”), was converted into the right to receive 0.71 voting common shares of BioTime (the “Exchange Ratio”), no par value per share (“BioTime Common Shares”). Outstanding options to purchase shares of Asterias Common Stock pursuant to Asterias’ Amended and Restated 2013 Equity Incentive Plan were cancelled and extinguished for no consideration and ceased to exist after the Effective Time. Outstanding shares of Asterias Common Stock underlying Asterias restricted stock units pursuant to Asterias’ Amended and Restated 2013 Equity Incentive Plan vested in full immediately prior to the Effective Time and were cancelled and converted into the right to receive the Exchange Ratio in respect of each share of Asterias Common Stock underlying each Asterias restricted stock unit. The aggregate consideration issuable in the Merger to the former security holders of Asterias was approximately 26,397,898 BioTime Common Shares.

The issuance of BioTime Common Shares in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to BioTime’s registration statement on Form S-4 (File No. 333-229141) filed with the Securities and Exchange Commission (the “SEC”) on January 4, 2019, as amended on January 14, 2019. The registration statement contains additional information about the Merger, including information concerning the interests of directors, executive officers and affiliates of Asterias and BioTime in the Merger. BioTime Common Shares are listed on the NYSE American stock exchange (“NYSE American”) under the symbol “BTX.” BioTime filed with NYSE American a notification form for the listing of additional shares with respect to the BioTime Common Shares to be issued to the holders of Asterias capital stock in the Merger so that these shares are listed on NYSE American.

The foregoing description of the Merger and the Merger Agreement, and transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is set forth as Annex A to the Joint Proxy Statement/Prospectus filed with the SEC on February 4, 2019 and first mailed to BioTime shareholders on or about February 6, 2019 (the “Joint Proxy Statement/Prospectus”), and is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information disclosed under Item 2.01 is incorporated by reference herein.

(d) Appointment of Director

At the Effective Time, the size of the BioTime’s board of directors was set at nine, and Don M. Bailey was appointed to BioTime’s board of directors to hold office in accordance with the certificate of incorporation and bylaws of BioTime and until his successor is duly elected and qualified or until his earlier death, resignation or removal. Mr. Bailey has not been named to any committee of the BioTime board of directors and, as of the date of this disclosure, the BioTime board of directors has not yet determined which committees, if any, on which he will serve.

Biographical information regarding BioTime’s directors and executive officers after the closing of the Merger is set forth under the caption “Management and Other Information of the Combined Company—Directors and Officers of the Combined Company—Directors of the Combined Company” in the Joint Proxy Statement/Prospectus and is incorporated by reference herein.

In accordance with BioTime’s policy as currently in effect, Mr. Bailey will receive a cash retainer for his or her service on the BioTime board of directors and for service on each committee of which he or she is a member, as well as specified initial and annual equity awards under the BioTime 2012 Equity Incentive Plan. BioTime’s non-employee director compensation policy as currently in effect is described under the caption “Corporate Governance—Compensation of Directors” in the BioTime’s definitive proxy statement filed with the SEC on March 29, 2018 in connection with BioTime’s 2018 annual meeting of shareholders, and this summary is incorporated by reference herein.

There are no family relationships among any of BioTime’s directors or executive officers. In addition, none of the directors or officers is a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

The information disclosed under Item 2.01 is incorporated by reference herein.

On March 7, 2019, BioTime held a Special Meeting of Stockholders at its offices at 1010 Atlantic Avenue, Suite 102, Alameda, CA 94501 (the “Special Meeting”). As of January 28, 2019, BioTime’s record date, there were a total of 127,178,926 BioTime Common Shares outstanding, of which 124,203,851 were entitled to vote at the Special Meeting. At the Special Meeting, 62,912,843 BioTime Common Shares were present in person or by proxy and, therefore, a quorum was present.

At the Special Meeting, BioTime’s shareholders, upon the unanimous recommendation of the disinterested members of BioTime’s board of directors (with Neal C. Bradsher, Alfred D. Kingsley and Michael H. Mulroy recusing themselves from the vote on such recommendation), voted in favor of the issuance of BioTime Common Shares pursuant to the Merger Agreement. No vote was taken on the second proposal, the proposal to adjourn the Special Meeting, if necessary, for the purpose of soliciting additional proxies to vote in favor of the issuance of BioTime Common Shares pursuant to the Merger Agreement because there were sufficient votes at the Special Meeting to approve such proposal.

Each proposal is described in detail in the Joint Proxy Statement/Prospectus.

The voting results for each item of business voted upon at the Special Meeting were as follows:

BioTime Share Issuance Proposal

Shares Voted
For	61,789,435
Against	809,471
Abstain	313,937

There were no broker non-votes on this matter.

Item 9.01. Financial Statements and Exhibits.

The information disclosed under Item 2.01 is incorporated by reference herein.

(a) Financial Statements of Businesses Acquired.

As permitted by Item 9.01(a)(4) of Form 8-K, BioTime will file the financial statements required by Item 9.01(a)(1) of Form 8-K pursuant to one or more amendments to this Current Report on Form 8-K not later than seventy-one (71) calendar days after the date the initial Current Report on Form 8-K reporting the acquisition of Asterias was required to be filed.

(b) Pro Forma Financial Information.

As permitted by Item 9.01(b)(2) of Form 8-K, BioTime will file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to one or more amendments to this Current Report on Form 8-K not later than seventy-one (71) calendar days the initial Current Report on Form 8-K reporting the acquisition of Asterias was required to be filed.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated November 7, 2018, by and among BioTime, Inc., Patrick Merger Sub, Inc. and Asterias Biotherapeutics, Inc. (incorporated by reference to Annex A to BioTime, Inc.’s Joint Proxy Statement/Prospectus filed with the SEC on March 4, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioTime, Inc.

Date: March 8, 2019	By:	/s/ Brian M. Culley
Brian M. Culley
Chief Executive Officer